UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

RAPTOR PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-50720	98-0379351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 31, 2009, Raptor Pharmaceuticals Corp. (the “Company”) issued a press release announcing that the Company will hold its 2009 Annual Meeting of Stockholders on Monday, September 28, 2009 at 10 a.m. Pacific Time at its corporate offices at its corporate offices at 9 Commercial Blvd., Suite 200, Novato, California. All of the Company’s stockholders of record as of August 27, 2009 will be eligible to vote at such annual meeting and all of the Company’s stockholders are invited to attend such annual meeting.

The registration statement on Form S-4 that TorreyPines Therapeutics, Inc., a Delaware corporation (“TorreyPines”) filed with the SEC that related to the Merger (as defined below) and that included a joint proxy statement/prospectus of the Company and TorreyPines was declared effective by the Securities and Exchange Commission (“SEC”) on Thursday, August 27, 2009.

The full agenda for the Company’s 2009 Annual Meeting of Stockholders is detailed in the definitive joint proxy statement/prospectus, which will be mailed on or about September 1, 2009 to all of the Company’s stockholders of record as of August 27, 2009.

The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

About the Proposed Merger Between the Company and TorreyPines

On July 27, 2009, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with TorreyPines, and ECP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of TorreyPines, (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, TorreyPines will acquire the Company in a stock-for-stock reverse triangular merger (the “Merger”). In the Merger, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of TorreyPines. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to that certain Current Report on Form 8-K filed by the Company with the SEC on July 28, 2009. The Merger Agreement has been referenced to provide information regarding its terms; it is not intended to provide any other factual information about the Company or TorreyPines. Such information can be found elsewhere in the public filings the Company and TorreyPines make with the SEC, which are available without charge at www.sec.gov.

Not a Proxy Statement

Although this communication may be deemed to be solicitation material in respect of the Merger, this communication is not a proxy statement or a solicitation of proxies from the Company’s or TorreyPines’ stockholders and does not constitute an offer of any securities of the Company for sale or a solicitation of an offer to buy or exchange any securities of the Company. Any solicitation of proxies will be made only by the definitive joint proxy statement/prospectus that is being mailed on or about September 1, 2009 to all of the Company’s stockholders of record as of August 27, 2009 as further described herein.

Additional Information about the Merger and Where to Find It

On August 19, 2009, in connection with the Merger, TorreyPines filed a registration statement on Form S-4 with the SEC that included a joint proxy statement/prospectus of the Company and TorreyPines. The registration statement on Form S-4 was declared effective by the SEC on Thursday, August 27, 2009. The definitive joint proxy statement/prospectus included in the Form S-4 will be mailed on or about September 1, 2009 to all of the Company’s stockholders of record as of August 27, 2009 to consider the Merger and other proposals set forth therein. Stockholders of the Company are urged to read the definitive joint proxy statement/prospectus, including all appendices thereto, and any amendments or supplements thereto and other documents filed or to be filed by the Company and TorreyPines because they contain important information about the Company, TorreyPines, the Merger and the proposals to be presented at the Company’s 2009 Annual Meeting of Stockholders. The definitive joint proxy statement/prospectus, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. Copies of the definitive joint proxy statement/prospectus and the Company’s filings with the SEC can also be obtained, without charge, by directing a request to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Kim R. Tsuchimoto, CFO, Fax No. 415-382-1368 or at the email address: ktsuchimoto@raptorpharma.com. Stockholders of the Company are urged to read the definitive joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the

Merger. In addition to the registration statement and related definitive joint proxy statement/prospectus, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders of the Company may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at www.sec.gov, and from investor relations at the Company at the address above.

Participants in the Solicitation

The Company and TorreyPines and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the Merger. Information regarding the special interests of these directors and executive officers in the Merger is included in the definitive joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report, as amended on Form 10-K/A for the year ended August 31, 2008 and the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC on December 23, 2008 and December 31, 2007, respectively. These documents are available free of charge at the SEC’s web site at www.sec.gov and from investor relations at the Company at the address above.

FORWARD-LOOKING STATEMENTS

THE COMPANY AND TORREYPINES CLAIM THE PROTECTION OF THE SAFE HARBOR FOR "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND TORREYPINES REGARDING, AMONG OTHER THINGS, THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) THE POTENTIAL VALUE AND OTHER BENEFITS CREATED BY THE PROPOSED MERGER FOR THE COMPANY'S AND TORREYPINES' STOCKHOLDERS; (2) THE EFFICACY, SAFETY AND INTENDED UTILIZATION OF THE COMPANY'S AND TORREYPINES' DRUG CANDIDATES; (3) THE CONDUCT AND RESULTS OF THE COMPANY'S AND TORREYPINES' RESEARCH, DISCOVERY AND PRECLINICAL EFFORTS AND CLINICAL TRIALS; (4) THE COMPANY'S AND TORREYPINES' PLANS REGARDING FUTURE RESEARCH, DISCOVERY AND PRECLINICAL EFFORTS AND CLINICAL ACTIVITIES AND COLLABORATIVE, INTELLECTUAL PROPERTY AND REGULATORY ACTIVITIES; (5) THE PERIOD IN WHICH EACH OF THE COMPANY AND TORREYPINES EXPECTS ITS RESPECTIVE CASH WILL BE AVAILABLE TO FUND ITS RESPECTIVE CURRENT OPERATING PLAN, BOTH BEFORE AND AFTER GIVING EFFECT TO THE MERGER; (6) THE LISTING OF THE SHARES OF TORREYPINES' COMMON STOCK TO BE ISSUED IN THE MERGER ON THE NASDAQ CAPITAL MARKET AND THE NASDAQ STOCK MARKET LLC'S ACCEPTANCE OF THE INITIAL LISTING APPLICATION IN CONNECTION WITH THE MERGER; (7) THE AMOUNT OF NET CASH TORREYPINES ANTICIPATES IT WILL HOLD ON THE CLOSING DATE OF THE MERGER; (8) THE EXCHANGE RATIO, THE AMOUNT OF SHARES TORREYPINES EXPECTS TO ISSUE IN CONNECTION WITH THE MERGER AND THE RATIO FOR THE REVERSE STOCK SPLIT; (9) EACH OF THE COMPANY'S AND TORREYPINES' RESULTS OF OPERATIONS, FINANCIAL CONDITION AND BUSINESSES, AND PRODUCTS AND DRUG CANDIDATES UNDER DEVELOPMENT AND THE EXPECTED IMPACT OF THE PROPOSED MERGER ON THE COMBINED COMPANY'S FINANCIAL AND OPERATING PERFORMANCE; (10) THE EXPECTED TIMING OF CLOSING THE MERGER; AND (11) AND OTHER RISKS REFERENCED FROM TIME TO TIME IN THE COMPANY'S AND TORREYPINES' FILINGS WITH THE SEC AND THOSE FACTORS LISTED IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS UNDER "RISK FACTORS." SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE COMPANY'S AND TORREYPINES' MANAGEMENT'S CURRENT EXPECTATION, BUT ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING: (1) FAILURE OF THE COMPANY'S STOCKHOLDERS TO APPROVE THE MERGER; (2) THE COMPANY'S OR TORREYPINES' INABILITY TO SATISFY THE CONDITIONS OF THE MERGER; (3) THAT THE MERGER IS OTHERWISE DELAYED OR ULTIMATELY NOT CONSUMMATED; (4) THAT THE COMPANY AND TORREYPINES MAY NOT BE ABLE TO COMPLETE THE PROPOSED MERGER; (5) THAT THE NASDAQ STOCK MARKET LLC MAY NOT APPROVE THE LISTING OF THE SHARES OF TORREYPINES COMMON STOCK TO BE ISSUED IN THE MERGER ON THE NASDAQ CAPITAL MARKET OR MAY REJECT THE INITIAL LISTING APPLICATION FILED IN CONNECTION WITH THE MERGER; (6) THAT TORREYPINES' NET CASH AT CLOSING MAY BE LOWER THAN CURRENTLY ANTICIPATED; (7) THAT THE COMPANY'S AND TORREYPINES' DRUG CANDIDATES THAT APPEAR PROMISING IN EARLY RESEARCH AND CLINICAL TRIALS MAY NOT DEMONSTRATE SAFETY AND EFFICACY IN SUBSEQUENT CLINICAL TRIALS; (8) RISKS ASSOCIATED WITH RELIANCE ON COLLABORATIVE PARTNERS FOR FURTHER CLINICAL TRIALS AND OTHER DEVELOPMENT ACTIVITIES; AND (9) RISKS INVOLVED WITH DEVELOPMENT AND COMMERCIALIZATION OF DRUG CANDIDATES.

MANY OF THE IMPORTANT FACTORS THAT WILL DETERMINE THESE RESULTS AND VALUES ARE BEYOND THE COMPANY'S AND TORREYPINES' ABILITY TO CONTROL OR PREDICT. STOCKHOLDERS OF THE COMPANY ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS. EXCEPT AS OTHERWISE REQUIRED BY LAW, THE COMPANY AND TORREYPINES DO NOT INTEND, NOR DOES ANY OF THEM ASSUME ANY OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENTS. IN EVALUATING THE MERGER AND THE INFORMATION SET FORTH HEREIN, STOCKHOLDERS OF THE COMPANY SHOULD CAREFULLY CONSIDER THE DISCUSSION OF RISKS AND UNCERTAINTIES IN THE SECTION TITLED, "RISK FACTORS" IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits	Description
99.1	Press Release of the Company dated August 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICALS CORP.
By: /s/ Kim R. Tsuchimoto
Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary Date: August 31, 2009

Exhibit Index

Exhibits	Description
99.1	Press Release of the Company dated August 31, 2009.